EXHIBIT 10.4
FORM OF
MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS
AND FIXTURE FILING
          THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (“Mortgage”) is made and entered into effective as of September 12, 2006 (the “Effective Date”) by WINDROSE MEDICAL PROPERTIES, L.P., a limited partnership organized under the laws of the State of Virginia (“Borrower”), having its chief executive office at 3502 Woodview Trace, Suite 210, Indianapolis, Indiana 46268 in favor of HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware (“Lender”), having its principal office at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475.
          In consideration of the loan advances described in Article 2 made or to be made by Lender to Borrower and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower has executed and delivered this Mortgage and by these presents does grant, transfer and convey to Lender and to its successors and assigns, forever all of Borrower’s right, title, and interest to and under the following property which Borrower now owns or may hereafter acquire (“Property”):
          1. The real property (“Real Property”) located in the County of                                          (the “County”) State of                                          (the “State”) and described on Exhibit A attached hereto, including without limiting the completeness of the foregoing grant:
               (a) all tenements, hereditaments, and easements, rights of way, licenses, rights, privileges, and appurtenances pertaining to the Real Property presently owned or hereafter acquired by Borrower, including, without limitation, easements, rights of way, streets, ways, alleys, gores, or strips of land, whether or not adjoining the Real Property;
               (b) all buildings and any other improvements (“Improvements”) now or hereafter erected or placed upon the Real Property and all fixtures (“Fixtures”) of every kind and nature whatsoever now or hereafter affixed to the Real Property or Improvements (without limiting the generality of what may be a Fixture, all heating, ventilating, air conditioning, air cooling, lighting, incinerating, plumbing, cleaning, communications and power equipment, screens, storm doors, storm windows, shades, awnings, floor coverings, and carpeting, shall be deemed to be Fixtures and to be a part of the Real Property, whether or not physically attached to the Real Property); and
               (c) all rents, income, issues, profits, royalties, and other benefits derived or to be derived from the Real Property, Improvements, and Fixtures (all of which are called “Rents”) and all of Borrower’s interest in any lease, license or other agreement pursuant to which any Rents are payable (all of which are called “Leases”).

          2. All the right, title, interest, claims, or demands, including, without limitation, claims to the proceeds of any insurance which Borrower now has or may hereafter acquire with respect to any Property and all awards made for the taking of the whole or any part of the Property by eminent domain or by any proceeding or the proceeds of any purchase or transfer in lieu thereof, including, without limitation, any awards resulting from a change of grade or streets or for severance damages.
          3. All real property hereafter acquired by Borrower which is made a part of the lot(s) or parcel(s) which presently constitute(s) the Real Property on the tax maps of the county auditor for so long as such after-acquired real property shall be a part of such lot(s) or parcel(s) (Borrower shall execute and deliver to Lender such instruments as Lender may require to confirm the lien of this Mortgage on the additional property covered by this clause. This clause is intended to insure that the lien of this Mortgage shall always encumber one or more complete lots or parcels on the tax maps in the office of the auditor of the county in which the Real Property is located so that the ability to transfer the Real Property under Article 6 shall not be defeated or hindered by any alteration of the lot(s) or parcel(s) which presently constitute(s) the Real Property on such tax maps.)
AND Borrower grants to Lender, its successors and assigns, a security interest in and to Borrower’s right, title and interest in the following described property:
          4. All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as “equipment,” “inventory” and “goods” are defined for purposes of Article 9 (“Article 9”) of the Uniform Commercial Code as adopted in the State) and any leasehold interest of Borrower in any of the foregoing, now or hereafter located in or on or used or usable in connection with the Real Property, Improvements, or Fixtures and replacements, additions, and accessions thereto, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into an Improvement or Fixture.
          5. All accounts, contract rights, general intangibles, instruments, documents, and chattel paper [as “accounts,” “contract rights,” “general intangibles,” “instruments,” “documents,” and “chattel paper,” are defined for purposes of Article 9] now or hereafter arising in connection with the business located in or on or used or usable in connection with the Real Property, Improvements, or Fixtures, and replacements, additions, and accessions thereto.
          6. All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles regarding the use, occupancy or operation of the Improvements, or any part thereof, including, without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, in each case to the extent permitted by law.
          7. Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation and management of the Improvements, including, but not limited to, all agreements and contracts with architects and contractors, each as amended from time to time, management agreements, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
          8. All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation relating to the preceding listed property or otherwise used or usable in connection with the Real Property and Improvements.
          9. The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
          TO HAVE AND TO HOLD the same with all of the rights, privileges and appurtenances thereto belonging unto Lender, its successors and assigns forever in accordance with the terms and conditions set forth herein.
ARTICLE 1: WARRANTIES
1.1 Borrower covenants with Lender and its successors and assigns that: Borrower is lawfully seized in fee simple of the Property; the Property is free from all mortgages, liens, charges, claims, security interests, pledges, collateral assignments, leases, attachments, levies, encroachments, rights of way, restrictions, assessments, and all other encumbrances and title matters of every kind or nature whatsoever, except for the exceptions listed on Exhibit B attached hereto or in the current owner’s policy of title insurance insuring the Property (the “Permitted Exceptions”); Borrower has good right to mortgage, sell and convey the same; and Borrower does warrant and will defend the Property to Lender and its successors and assigns, forever, against all claims and demands except the Permitted Exceptions.
ARTICLE 2: PURPOSES
2.1 Secured Obligations. This Mortgage secures performance of the following obligations (the “Secured Obligations”) of Borrower:
2.1.1 Payment of Credit Extended. The payment of the indebtedness of Borrower to Lender in the original principal amount of up to $125,000,000.00 or so much thereof as shall have been advanced to Borrower plus interest on the unpaid balance thereof, which indebtedness is evidenced by a promissory note (“Note”) made by Borrower and delivered to Lender on this date, and any extensions, modifications, substitutions or renewals of the indebtedness or Note, and which is due and payable on the Maturity Date set forth in the Note.
2.1.2 Obligations Under Loan Documents. The performance of all obligations of Borrower under the Loan Agreement (defined in §2.6), the Note, this Mortgage and all other documents executed by Borrower in connection therewith, any extensions, modifications or renewals thereof, and any documents executed in substitution therefor (collectively, the “Loan Documents”).
2.1.3 Advances to Protect Property. The payment of unpaid balances of all advances made by Lender for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Property.

2.1.4 Future Advances. The payment of any unpaid balances of loan advances which Lender may make or may be obligated to make under this Mortgage or the Loan Agreement at any time after this Mortgage is delivered to the recorder for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of $150,000,000.00 which may be outstanding at any time and from time to time.
2.1.5 Other Future Advances. With respect to items of Property in which no interest arises under real estate law and with respect to all items of Property which are or are to become Fixtures as defined for purposes of Article 9, the repayment of all advances made and value extended hereafter by Lender to or on behalf of Borrower, whether or not made or extended pursuant to an existing commitment.
2.1.6 Affiliate Obligations. The payment and performance of all indebtedness and obligations of Borrower or any Affiliate to Lender now existing or hereafter arising, including, without limitation, indebtedness evidenced by promissory notes, lease agreements, guaranties or otherwise and obligations under such indebtedness documents and other documents executed by Borrower or any Affiliate in connection therewith, and any extensions, modifications, substitutions or renewals thereof (collectively, the “Affiliate Obligations”). As used herein, “Affiliate” means any person, corporation, partnership, trust or other legal entity that, directly or indirectly, controls, is controlled by, or is under common control with Borrower. “Control” (and the correlative meaning of the term “controlled by”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. “Affiliate” includes, without limitation, any Guarantor. Upon request of Lender, Borrower shall execute one or more amendments to this Mortgage or any other Loan Document to further identify and describe any of the Affiliate Obligations.
2.1.7 Borrower’s Obligations. As used herein, “Borrower’s Obligations” means, collectively, all of the Secured Obligations required to be paid or performed by Borrower.
2.2 Combination of Instruments. This Mortgage combines a real estate mortgage, an assignment of rents and leases, a security agreement, a fixture filing, and a financing statement into one document and shall be construed accordingly.
2.3 Open-End Mortgage. For all items of the Property in which an interest arises under real estate law, this is an open-end mortgage which secures payment of future advances.
2.4 Security Agreement. For all Fixtures and all items of Property in which no interest arises under real estate law, this Mortgage is also a security agreement under Article 9. To the extent that this Mortgage is a security agreement, it secures all future advances made and value hereafter extended to or on behalf of Borrower.
2.5 Financing Statement and Fixture Filing. This Mortgage, a carbon copy, a photographic copy, or other reproduction of it or a financing statement is sufficient as a financing statement and may be filed as such. As a financing statement, this Mortgage covers items of collateral which are or which may become fixtures in addition to personal property. If this Mortgage or any reproduction of it is filed as a financing statement: Borrower is the debtor; Lender is the secured party; an address of Lender from which information concerning the security interest may be obtained is Lender’s address set forth at the beginning; a mailing address of Borrower is Borrower’s address at the beginning; Borrower’s state of organization is as indicated in the introductory paragraph; Borrower’s identification number, if applicable, is shown below Borrower’s signature; and Borrower’s EIN number, if applicable, is shown below Borrower’s signature.
2.6 Loan Agreement. This Mortgage is subject to a certain Loan Agreement (“Loan Agreement”) executed by Borrower and Lender on even date. The Loan Agreement sets forth, among other things, the terms and conditions under which Lender is obligated to advance up to the full amount of the Note and may make nonobligatory advances, all of which are secured by this Mortgage. The Loan Agreement is hereby incorporated herein and made a part hereof as though fully rewritten herein, including the defined terms. A copy of the Loan Agreement is maintained at the offices of Lender and may be inspected by interested persons.
2.7 Interpretation. This Mortgage form is and shall be construed accordingly to reflect the fact that the credit giving rise to the Secured Obligations would not have been extended by Lender but for the security provided by this Mortgage. Where the sense requires it, the singular may be read as the plural or the reverse and any gender may be read as any other gender.
ARTICLE 3: COVENANTS
3.1 Obligations. Borrower shall pay and perform all of Borrower’s Obligations when due and required.
3.2 Insurance.
3.2.1 Borrower shall maintain in full force and effect a policy (“Policy”) of insurance insuring against physical loss or damage to the Improvements and personal property with the scope of coverage scope and coverage amounts consistent with the coverage maintained by or on behalf of Borrower for similar properties in similar geographic areas owned by Borrower and shall include builder’s risk insurance for development projects. Lender shall be named as mortgagee and loss payee under a standard noncontributing lender’s loss payable clause.
3.2.2 Borrower shall maintain in full force and effect liability insurance with the scope of coverage scope and coverage amounts consistent with the coverage maintained by or on behalf of Borrower for similar properties in similar geographic areas owned by Borrower. Borrower shall be the “named insured” and Lender shall be the “additional insured” on each liability policy.
3.2.3 Borrower shall deliver to Lender certificates of insurance showing the coverages and endorsements. The policies of insurance shall provide that no cancellation, reduction in amount or material change in coverage shall be effective until at least 30 days after written notice to Lender.
3.2.4 Borrower shall notify Lender of any material loss or damage to the Property which is or may be covered by any insurance immediately after the occurrence thereof. Borrower shall promptly adjust and compromise any insurance claims and, if Borrower fails (in Lender’s good faith judgment) to promptly adjust and compromise such claims, Lender shall have the right, but not the obligation, on behalf of Borrower, to adjust and compromise any claims under such insurance, collect and receive the proceeds thereof and execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims.
3.2.5 At least 30 days prior to the expiration of each insurance policy, Borrower shall deliver to Lender a certificate showing renewal of such policy and payment of the annual premium therefor and a current certificate of insurance completed and signed by Borrower’s insurance agent.
3.3 Preservation of Property. Borrower shall keep the Property in good repair, and shall neither commit waste nor permit material impairment or deterioration of the Property.
ARTICLE 4: TRANSFER OF THE PROPERTY; ASSUMPTION
4.1 Borrower’s Successors. This Mortgage shall be binding upon Borrower’s successors and assigns and shall be binding upon and inure to the benefit of Lender and its successors and permitted assigns; however, Borrower may neither assign Borrower’s rights under this Mortgage nor delegate Borrower’s duties under this Mortgage without the express written consent of Lender.
4.2 No Release of Borrower. No sale, transfer, or encumbrance of the Property or of Borrower’s rights under this Mortgage and the Note and no delegation of Borrower’s obligations under this Mortgage or any other Borrower’s Obligations shall release Borrower from liability for any Borrower’s Obligations unless: [i] Lender and such transferee or delegee agree in writing that such transferee or delegee is satisfactory to Lender and that such transferee or delegee shall perform Borrower’s Obligations and pay such interest thereon as Lender may request, and [ii] Lender delivers to Borrower a written release.
ARTICLE 5: LEASES AND RENTS
5.1 Assignment of Rents. Upon the occurrence of an Event of Default and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a receiver, Lender shall immediately be entitled to possession of all Rents as the same become due and payable, including, but not limited to, Rents then due and unpaid, and all such Rents shall immediately upon delivery be held by Borrower as trustee for the benefit of Lender only. Borrower agrees that after an Event of Default has occurred, each tenant of the Property shall be directed to pay such Rents to Lender or Lender’s agent on Lender’s written demand to each tenant therefor, delivered to each tenant personally or by mail, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower. Borrower hereby covenants that Borrower has not executed any prior assignment of Rents, that Borrower has not performed, and will not perform any acts which would prevent Lender from exercising its rights under this section. Borrower covenants that Borrower will not hereafter collect or accept payment of any Rents more than one month prior to the due dates of such Rents nor (excepting payment of arrears) in an amount referable to a period exceeding one month, except that Borrower may require prepayment of such Rents and other monies by way of security for performance of any lessee’s or other obligor’s covenants under any Lease if the amount of such a prepayment is promptly paid over to Lender and applied to Borrower’s Obligations.

Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of Rents as Lender may from time to time reasonably request.
5.2 Compliance with Leases. Borrower shall comply in all material respects with all Leases and shall notify Lender if Borrower is unable to do so or determines that it will be unable to do so for any significant terms. Lender may do whatever it determines is necessary to insure that all Leases continue in effect whenever Lender determines that Borrower is or may be unable to perform any significant term of the Leases.
5.3 No Delegation of Borrower’s Duties and Indemnity. Borrower does not hereby delegate to Lender Borrower’s duties under the Leases and Lender shall not be obligated to discharge such duties. Borrower shall indemnify Lender and hold it harmless from all claims, regardless of merit, in any way arising out of the Leases and the assignment to Lender of the Leases and Rents and any expenses related to such claims, including, without limitation, reasonable attorneys’ fees. Borrower shall reimburse Lender for any claims paid or expenses incurred by Lender which fall within the preceding indemnity immediately upon written demand.
5.4 Subordination of Leases. All Leases and the rights of tenants thereunder shall be subordinate to the lien of this Mortgage and to all terms, conditions and provisions hereof, and to any renewal, consolidation, extension, modification or replacement hereof, and every Lease shall provide for such subordination therein; provided, however, Lender and Borrower may establish by mutual agreement a minimum threshold for leases that will require the subordination provision based upon the annual rent payable under such lease.
5.5 Attornment. The tenant of any Lease shall attorn to anyone, including Lender, who acquires the lessor’s interest in the Lease and the Property (“Purchaser”), whether by foreclosure sale or otherwise, solely at Purchaser’s option. The tenant’s attornment shall be effective upon Purchaser’s notice that it elects to enforce the attornment and the Lease shall continue in effect between Purchaser as lessor and the tenant without any further act of Purchaser, Lender or the tenant. Purchaser shall have no liability for any act, omission or obligation of the previous lessor. Every Lease shall provide for such attornment therein; provided, however, Lender and Borrower may establish by mutual agreement a minimum threshold for leases that will require the attornment provision based upon the annual rent payable under such lease.
ARTICLE 6: DEFAULT, ACCELERATION, AND REMEDIES
6.1 Event of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default under this Mortgage.
6.2 Rights and Remedies Upon Default. Whenever any Event of Default occurs, Lender may take any one or more of the following remedial steps concurrently or successively in addition to any other remedies under the Loan Documents, at law or in equity, to the extent permitted by applicable law.
6.2.1 The Secured Obligations shall be immediately due and payable, without presentment of any kind, demand, notice of dishonor, protest, notice of default, notice of intention to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which Borrower hereby waives to the extent permitted by law.

6.2.2 Lender may enter and take possession of the Property without terminating this Mortgage, and if applicable, complete construction of the Improvements (or any part thereof) and perform the obligations of Borrower under the Loan Documents.
6.2.3 To the extent permitted by law and in accordance with all applicable law, Lender may exercise its power of sale.
6.2.4 Lender may foreclose this Mortgage or accept delivery of a deed in lieu of foreclosure. In any foreclosure or sale, the Property may be sold in one or more parcels, lots, or groups (including mixtures of personal and real property, or separately, any provision of law to the contrary notwithstanding) and, to the extent permitted by law, Lender shall be under no obligation either to marshal any assets of the Borrower or to marshal any portions of the Property.
6.2.5 Lender may sue Borrower directly to collect any monies then due and may take any action at law or equity (including bringing an action for a mandatory injunction, restraining order or specific performance) to enforce performance of Borrower’s Obligations.
6.2.6 For any security in which no interest arises under real estate law, Lender may exercise its rights as a secured party under Article 9. Borrower agrees that a commercially reasonable manner of disposition of the Property subject to security interests under Article 9 shall include, without limitation and at the option of Lender, the sale of the Property in whole or in part, concurrently with the foreclosure sale of the Property in accordance with the provisions of this Mortgage.
6.2.7 Lender may terminate its obligation to disburse loan proceeds during the continuation of an Event of Default.
6.2.8 Lender may, and is hereby authorized by Borrower, at any time or from time to time, to the fullest extent permitted by law, without advance notice to Borrower (any such notice being expressly waived by Borrower) to set off and apply any and all sums held by Lender, any indebtedness of Lender to Borrower, any and all claims by Borrower against Lender, against any obligations of Borrower hereunder, and against claims by Lender against Borrower, whether or not such obligations or claims of Borrower are matured and whether or not Lender has exercised any other remedies hereunder.
6.2.9 In any action or proceeding to foreclose this Mortgage, or upon actual or threatened waste to any part of the Property, Lender may apply, without notice to Borrower, for the appointment of a receiver (“Receiver”) of the Property. Unless prohibited by law, such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Borrower at the time of application for such Receiver and without regard to the then value of the Property, and Lender may be appointed as Receiver. The Receiver shall have the power to collect the rents, issues and profits of the Property during the pendency of the foreclosure and, in case of a sale and deficiency during the full statutory period of redemption, whether there be redemption or not, as well as during any future times, if any, when Borrower, except for the intervention of such Receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Secured Obligations or applied to remedy any default hereunder as Lender may direct. Borrower, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
6.2.10 Lender may take any other action which Lender is entitled to take under any law, equity, or the Loan Documents.
6.2.11 Lender may, at its option, but without any obligation so to do, and without waiving or releasing Borrower from any of the agreements and covenants in the Loan Documents, pay any sum or perform any act or take such action as Lender may deem necessary or desirable in order to protect the lien of this Mortgage, the Property or otherwise in the sole discretion of Lender. Borrower hereby grants to Lender, and agrees that Lender shall have, after the occurrence of one or more Events of Default, the absolute and immediate right to enter in and upon the Property or any part thereof to such extent and as often as Lender, in its sole discretion, deems necessary or desirable for such purpose. Lender may pay and expend such sums of money as it may, in its sole discretion, deem necessary for the purposes stated herein. Borrower hereby agrees to pay to Lender, on written demand, all such sums so paid or expended by Lender, together with interest thereon from the date of each such payment or expenditure at the default rate specified in the Note.
6.3 Sale of Property. The following provisions apply to any sale of the Property pursuant to this Article 6 or pursuant to any judicial proceeding.
6.3.1 Receipt Sufficient Discharge for Purchaser. The receipt of the court officer or other person conducting any such sale for the purchase money paid at any such sale shall be sufficient discharge thereof to any purchaser of the Property, or any part thereof, sold as aforesaid. No such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for purpose of this Mortgage, or shall be answerable in any matter whatsoever for any loss, misapplication or nonapplication of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.
6.3.2 Lender’s Purchase of Property. Lender or any holder of the Note may bid for and purchase the Property being sold, and upon compliance with the terms of sale, Lender or any holder of the Note may hold, retain, possess and dispose of such Property in its own absolute right without further accountability.
6.3.3 Application of Proceeds of Sale. Unless Lender elects otherwise, the purchase money or proceeds of any such sale shall be applied: first, to all charges, expenses and fees payable by Borrower under the Loan Documents, including all attorneys’ fees, Receiver’s fees and other costs and expenses incurred by Lender, with interest thereon at the default rate specified in the Note; second, to all unpaid interest accrued on any of the Secured Obligations; third, to the principal amount outstanding of the Secured Obligations; and the balance, if any, to Borrower.

6.3.4 No Defense; Waiver. Failure to join or to provide notice to tenants under any Leases as defendants in any foreclosure action or suit shall not [i] constitute a defense to such foreclosure; [ii] preclude Lender from obtaining a deficiency judgment or otherwise reduce or diminish the amount of any such judgment in any manner whatsoever; or [iii] give rise to any claims by Borrower, or any person claiming through or under Borrower, against Lender. Upon the request of Lender and to the extent not prohibited by applicable law, Borrower shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Lender in connection with any foreclosure proceedings. The obligations of Borrower to so execute and file such waiver shall survive the termination of this Mortgage.
6.3.5 Value of Property. At any judicial or other sale of the Property, the purchase price paid for the Property by Lender or any other purchaser shall be conclusive evidence of the value of the Property and Lender shall have an absolute right to obtain a deficiency judgment of all amounts due under the Secured Obligations in excess of the amount of such purchase price. Borrower waives the right to contest the value of the Property through appraisals or otherwise.
ARTICLE 7: MISCELLANEOUS
7.1 Advances by Lender. At any time and from time to time during the term of this Mortgage, Lender may incur and/or pay and/or advance costs or expenses: [i] incurred or advanced by Lender which Lender is authorized or has the right (but not necessarily the obligation) to incur or may incur under any term of any Loan Document or any law; [ii] of whatever nature incurred or advanced by Lender in exercising any right or remedy provided by any term of any Loan Document or in taking any action which Lender is authorized to take by any term of any Loan Document; [iii] required to be paid by Borrower by any term of any Loan Document, but which Borrower fails to pay upon written demand; or [iv] any and all costs and expenses from which Borrower is required to hold Lender harmless by any term of any Loan Document, but from which Borrower fails to hold Lender harmless. Any reasonable costs, expenses, or advances incurred or paid by Lender shall become part of the loan and, upon written demand, shall be paid to Lender together with interest thereon at the Default Rate specified in the Note from the date of disbursement by Lender. Payment of such costs, expenses, or advances shall be secured by this Mortgage.
7.2 Attorney’s Fees and Expenses. Borrower shall pay all reasonable costs and expenses incurred by Lender in administering the Secured Obligations and all collateral for the Secured Obligations, enforcing or preserving Lender’s rights under the Note, Loan Agreement, this Mortgage, any guaranty of Borrower’s Obligations, and all other Loan Documents, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, but not limited to, [i] the reasonable fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney and paralegal fees and disbursements; [iii] the reasonable expenses of Lender and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other proceedings and for lodging, travel and attendance at meetings, hearings, depositions, and trials in connection therewith; [iv] court costs; and [v] consulting and witness fees and expenses incurred by Lender in connection with any such proceedings. All such costs, charges and fees as incurred shall be deemed to be secured by this Mortgage and collectible out of the proceeds of this Mortgage in any manner permitted by law or by this Mortgage.
7.3 Construction of Rights and Remedies and Waiver of Notice and Consent.
7.3.1 The provisions of this part §7.4 shall apply to all rights and remedies provided by this Mortgage or any Loan Document or by law or equity.
7.3.2 Waiver of Notices and Consent to Remedies. Unless otherwise expressly provided herein, any right or remedy may be pursued without notice to or further consent of Borrower, both of which Borrower waives to the extent permitted by law.
7.3.3 Each right or remedy under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.
7.3.4 No extension of time for or modification of amortization of the loan shall release the liability or bar the availability of any right or remedy against Borrower or any successor in interest, and Lender shall not be required to commence proceedings against Borrower or any successor or to extend time for payment or otherwise to modify amortization of the loan secured by this Mortgage by reason of any demand by Borrower or any successor.
7.3.5 Lender has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.
7.3.6 No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.
7.3.7 Failure by Lender to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Borrower hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Borrower with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Borrower is continued or repeated, or of the right to recover possession of the Property by reason thereof. To the extent permitted by law, any two or more of such rights or remedies may be exercised at the same time.
7.3.8 If any covenant or agreement contained in any Loan Document is breached by Borrower and thereafter waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by Lender. No course of dealing between Lender and Borrower, nor any delay or omission on the part of Lender in exercising any rights under any of the Loan Documents, shall operate as a waiver.

7.3.9 Pursuant to this Mortgage, Borrower has granted to Lender a security interest in the personal property and Fixtures comprising a part of the Property to further secure the Secured Obligations. Borrower hereby authorizes Lender to file financing and continuation statements with respect to such collateral (including Fixtures) in which Borrower has an interest, without the signature of Borrower. In the event of the occurrence of one or more Events of Default, Lender, pursuant to the applicable provision of Article 9, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the Property, in which event the default provisions of Article 9 shall not apply. The parties agree that in the event Lender elects to proceed with respect to collateral constituting personal property or Fixtures separately from the other Property, the giving of five days’ notice by Lender, sent by an overnight mail service, postage prepaid, to Borrower at its address referred to in the introductory paragraph herein, designating the place and time of any public sale or the time after which any private sale or other intended disposition of such collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto.
7.3.10 Borrower and any other person now or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note, and the lien of this Mortgage shall not be affected by reason of [i] the failure of Lender to comply with any request of Borrower (or of any other person so obligated), to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the Secured Obligations, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and in the event of such agreement or stipulation, Borrower and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Lender.
7.3.11 Borrower hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, [i] the benefit of any and all valuation and appraisement laws, [ii] any right of redemption after the date of any sale of the Property upon foreclosure, whether statutory or otherwise, in respect of the Property, [iii] any applicable homestead or dower laws, and [iv] all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them.
7.3.12 Nothing contained in any of the Loan Documents shall constitute any consent or request by Lender, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against Lender in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.
7.4 Notices. All notices, demands, requests, and consents (hereinafter “notices”) given pursuant to the terms of this Mortgage shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Mortgage and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three days after mailing or one business day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Lender and Borrower may change their notice address at any time by giving the other party written notice of such change.
7.5 Amendment. This Mortgage may only be amended by a writing signed by Lender and Borrower. All references to this Mortgage, whether in this Mortgage or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Mortgage made after the Effective Date.
ARTICLE 8: INTERPRETATION
8.1 Captions. The captions and headings contained in this Mortgage are for convenient reference only and are not to be used to interpret or define the provisions hereof.
8.2 Severability. If any provision of this Mortgage or the application thereof to any party or circumstance shall, to any extent, be adjudged to be invalid or unenforceable, the remainder of this Mortgage and the application of any such provision to other parties or circumstances shall not be affected thereby, and each provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.
8.3 Governing Law. This Mortgage and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of [situs of the Property]                                         .
8.4 Survival. All agreements, representations, and warranties contained in this Mortgage shall survive the execution and delivery of this Mortgage, and shall be deemed to be effective continuously throughout the term of this Mortgage.
ARTICLE 9: CONSTRUCTION
9.1 No Liability for Lender. Borrower hereby acknowledges and agrees that the undertaking of Lender under this Mortgage is limited as follows:
     (a) Lender is not and will not be in any way the agent for or trustee of Borrower. Lender does not intend to act in any way for or on behalf of Borrower in disbursing the proceeds under the Loan Agreement. Lender’s purpose in making the requirements set forth herein and in the Loan Agreement is to protect the validity and priority of this Mortgage and the value of its security.
     (b) This Mortgage is not to be construed by Borrower or anyone furnishing labor, materials, or any other work or product for improving the Property as an agreement by Lender to assure that anyone will be paid for furnishing such labor, materials, or any other work or product. Borrower is and shall be solely responsible for such payments.
     (c) Lender is not responsible for construction of any improvements to the Property. Notwithstanding Lender’s inspection of the Property and the improvements, Lender assumes no responsibility for the quality of construction or workmanship, or for the architectural or structural soundness of any improvements to the Property, or for the adherence to or approval of any plans and specifications for any improvements to the Property.
     NOW, THEREFORE, if Borrower shall pay Borrower’s Obligations in full and shall fully comply with this Mortgage, then this Mortgage and the estate hereby granted shall cease, and Lender shall thereupon release this Mortgage at the cost and expense of Borrower (all claims for statutory penalties, in case of Lender’s failure to release, being hereby waived); otherwise, this Mortgage shall remain in full force and effect.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this Mortgage has been duly executed as of (but not necessarily on) the Effective Date.

WINDROSE MEDICAL PROPERTIES, L.P.

By:

Title:

Tax I.D. No.

STATE OF	)

	)	SS:
COUNTY OF	)

          The foregoing instrument was acknowledged before me this                      day of                                          ,                       by                                         , the                                          of Windrose Medical Properties, L.P., a Virginia limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:	[SEAL]

THIS INSTRUMENT PREPARED BY:
Diane V. Davis, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43624-1573
AFTER RECORDING RETURN TO:

S-1